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                                                                   EXHIBIT 23.4

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  We hereby consent to the use in this Amendment No. 1 to the Registration Statement (No. 333-56365) of MJD Communications, Inc. on Form S-4 of our report on the audit of the financial statements of Big Sandy
Telecommunications, Inc. dated February 6, 1996 and to the reference to our Firm under the caption "Experts" in such Registration Statement.

/s/ Kiesling Associates LLP

Madison, Wisconsin

August 12, 1998